Exhibit 99.1

FOR IMMEDIATE RELEASE
THE WALT DISNEY COMPANY APPOINTS VETERAN MEDIA AND TECHNOLOGY EXECUTIVE CAROLYN EVERSON TO ITS BOARD OF DIRECTORS

BURBANK, Calif. September 30, 2022 – The Walt Disney Company (NYSE: DIS) today announced that Carolyn Everson, a veteran media and technology executive, will join its Board of Directors, effective November 21. Ms. Everson, 50, a well-respected executive with deep experience in consumer-facing companies, will be included in the Company’s slate of director nominees in the proxy statement for Disney’s 2023 Annual Meeting of Shareholders.
Ms. Everson’s selection follows a lengthy and comprehensive search, and reinforces Disney’s commitment to a strong, independent board focused on the long-term performance of the Company. Her appointment has received the support of Third Point LLC, which has entered into a support agreement with Disney following a constructive dialogue.
As part of the agreement, Third Point has agreed to customary standstill, voting and other provisions through Disney’s 2024 Annual Meeting of Shareholders. The full agreement between The Walt Disney Company and Third Point LLC will be filed on Form 8-K with the Securities and Exchange Commission.
“We are thrilled to welcome Carolyn Everson to the Disney Board,” said Susan Arnold, Chairman of the Board, The Walt Disney Company. “Carolyn’s extensive background, including roles at a number of high-profile, complex global companies, brings a welcome and invaluable perspective as we continue to focus on expanding our brand and global reach.”
“With nearly three decades of experience in senior operating roles at dynamic consumer-facing organizations, Carolyn is a well-respected leader who will bring unique and valuable perspective to our Board,” said Bob Chapek, Chief Executive Officer, The Walt Disney Company. “Carolyn has had a hand in building a number of world-class digital advertising businesses, and her insights make her a great fit as we continue to position the company for long-term growth.”
Mr. Chapek added, “We have a productive and collegial relationship with Third Point, with whom we share a deep commitment to continue building on Disney’s many successes and increasing shareholder value.”
“We are pleased with our productive and ongoing dialogue with Bob and Disney’s management team,” said Daniel S. Loeb, Chief Executive Officer and Chief Investment

Officer, Third Point. “The expansion of Disney’s Board of Directors to include Carolyn Everson will add an important new perspective to an already accomplished group.”
“I am incredibly excited and honored to join The Walt Disney Company’s Board and work alongside the outstanding directors and extraordinarily talented management team,” said Ms. Everson. “Disney is a beloved brand with an incredible history that brings joy to millions of consumers around the world and one that has meant so much to me and my family over the years. I am fully committed to helping progress Disney’s strategic priorities at an exciting time for the business and industry at large.”
The Walt Disney Company has a history of delivering significant results powered by world-class storytelling and its unique and highly valuable content-creation and distribution ecosystem. The Company has deftly navigated the COVID-19 pandemic and its aftermath, having delivered significant streaming subscription growth and outstanding performance at its domestic theme parks and resorts.
Disney’s independent and experienced Board, which will have 12 members, has benefited from continuous refreshment, and has significant expertise in branded, consumer-facing and technology businesses as well as talent-driven enterprises.
J.P. Morgan Securities LLC served as Disney’s financial advisor and Cravath, Swaine & Moore LLP served as Disney’s legal advisor with respect to the support agreement.
Carolyn Everson Background
Ms. Everson most recently served as President of Instacart. Prior to that role, she was Vice President of the Global Business Group at Facebook, now known as Meta, where she led the global marketing solutions team focused on top strategic accounts and global agencies, as well as media strategy, advertising sales, and account management from 2011-2021.
She has held additional senior leadership roles in media and technology, including as Corporate Vice President of Microsoft’s Global Advertising Sales and Trade Marketing Teams, and as Chief Operating Officer at Viacom. Prior to Viacom, Ms. Everson worked at Primedia, Walt Disney Imagineering and Accenture Consulting.
Ms. Everson serves on the boards of The Coca-Cola Company, Creative Artists Agency, Villanova University, the Humane Society of the United States and Columbia Medical School. She earned a bachelor’s degree from Villanova University and has a master’s degree in business administration from Harvard Business School.

About The Walt Disney Company

The Walt Disney Company, together with its subsidiaries and affiliates, is a leading diversified international family entertainment and media enterprise that includes Disney Parks, Experiences and Products; Disney Media & Entertainment Distribution; and four content groups—Studios, General Entertainment, Sports and International—focused on developing and producing content for DTC, theatrical and linear platforms. Disney is a Dow 30 company and had annual revenues of $67.4 billion in its Fiscal Year 2021.

About Third Point LLC

Third Point LLC is an SEC-registered institutional investment manager that employs an event-driven, opportunistic strategy to invest globally across the capital structure and in diversified asset classes to optimize risk-reward through market cycles. Third Point invests in credit, equity, and venture capital, and frequently engages with management and boards of directors to create long-term value. The firm was founded in 1995 by CEO & CIO Daniel S. Loeb.

Forward-Looking Statements

Certain statements in this communication may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the Company’s expectations, beliefs and plans and other statements that are not historical in nature. These statements are made on the basis of management’s views and assumptions regarding future events and business performance as of the time the statements are made. Management does not undertake any obligation to update these statements.
Actual results may differ materially from those expressed or implied. Such differences may result from actions taken by the Company, including restructuring or strategic initiatives or other business decisions, as well as from developments beyond the Company’s control, including: further changes in domestic and global economic conditions; changes in or pressures from competitive conditions and consumer preferences; health concerns and their impact on our businesses and productions; international, regulatory, political, or military developments; technological developments; labor markets and activities; consumer or advertiser demand and behavior; adverse weather conditions or natural disasters; legal or regulatory changes; the advertising market for programming; and timing, availability and performance of content; each such risk includes the current and future impacts of, and is amplified by, COVID-19 and related mitigation efforts. Such developments may further affect entertainment, travel and leisure businesses generally and may, among other things, affect (or further affect, as applicable): our operations, business plans or profitability;

our expected benefits of the composition of the Board; demand for our products and services; and the performance of the Company’s content.
Additional factors are set forth in the Company’s Annual Report on Form 10-K for the year ended October 2, 2021 under the captions “Risk Factors,” “Management’s Discussion and Analysis,” and “Business,” and subsequent filings with the Securities and Exchange Commission, including, among others, quarterly reports on Form 10-Q.

Contacts:

David Jefferson
The Walt Disney Company
Corporate Communications
david.j.jefferson@disney.com
(818) 560-4832

Mike Long
The Walt Disney Company
Corporate Communications
mike.p.long@disney.com
(818) 560-4588

Elissa Doyle
Third Point LLC
Chief Communications Officer and Head of ESG Engagement
edoyle@thirdpoint.com
(212) 715-4907
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